Exhibit 10.2

Execution Copy

THIRD AMENDMENT AGREEMENT

To First Priority Pledge and Security Agreement and Irrevocable Proxy

Dated as of January 30, 2009

by and among

RESIDENTIAL FUNDING COMPANY, LLC,

GMAC MORTGAGE, LLC,

RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER

AFFILIATES THEREOF PARTY HERETO,

as Grantors,

WELLS FARGO BANK, N.A.

as First Priority Collateral Agent

and

GMAC LLC,

as Lender and Lender Agent

This THIRD AMENDMENT AGREEMENT (this “Agreement”) dated as of January 30, 2009 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”), Residential Capital, LLC (“ResCap”), DOA Holding Properties, LLC (“DOA”), and the other parties hereto as Grantors (each, together with RFC, GMAC Mortgage, ResCap and DOA, a “Grantor”), GMAC LLC, a Delaware limited liability company, in its capacity as Lender and as agent for the Lenders (in such capacity, the “Lender Agent”) and Wells Fargo Bank, N.A., as first priority collateral agent (in such capacity, the “First Priority Collateral Agent”).

Reference is hereby made to the First Priority Pledge and Security Agreement and Irrevocable Proxy dated as of June 4, 2008 among the Grantors, the Initial Lender, the Lender Agent and the First Priority Collateral Agent (as modified by the deletion and joinder of parties prior to the date hereof, and as otherwise amended through January 14, 2009, the “Security Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Security Agreement.

2. The parties hereto desire to make certain amendments to the Security Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Security Agreement.

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ARTICLE II

ADDITIONAL GRANT

SECTION 2.1 Grant. As security for the prompt payment in full in cash and performance of all Obligations, DOA Holding Properties, LLC hereby confirms its pledge to the First Priority Collateral Agent for the benefit of the Lender Parties and hereby confirms its grant of a continuing security interest to the First Priority Collateral Agent for the benefit of the Lender Parties, pursuant to the Security Agreement, in the Pledged Interests of each of DOA Properties VI, LLC and DOA Properties VIII, LLC and hereby pledges to the First Priority Collateral Agent for the benefit of the Lender Parties, and hereby grants a continuing security interest to the First Priority Collateral Agent for the benefit of the Lender Parties in, all of its right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:

(a) all Pledged Interests of each of DOA Properties VI, LLC and DOA Properties VIII, LLC identified in Item B of Attachment I to the Security Agreement (as amended by this Agreement);

(b) all Dividends, Distributions, interest, and other payments and rights with respect to the Pledged Interests of each of DOA Properties VI, LLC and DOA Properties VIII, LLC; and

(c) all other Pledged Interests issued by DOA Properties VI, LLC and DOA Properties VIII, LLC and pledged by DOA Holding Properties, LLC from time to time;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing.

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ARTICLE III

AMENDMENTS TO THE AFFECTED DOCUMENTS

SECTION 3.1 Amendment to Schedule VI. Exhibit B to Schedule VI to the Security Agreement is hereby amended by the addition of the following:

Pledged Interests Issuer	Interest		Pledgor	% of Interests of Pledgor Pledged
	Type of Interest	Interests Owned by Pledgor
DOA Properties VI, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties VIII, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

SECTION 3.2 Amendment to Attachment I. Attachment I to the Security Agreement is hereby amended by the addition of the following to Item B thereof:

Pledged Interests Issuer	Interest		Pledgor	% of Interests of Pledgor Pledged
	Type of Interest	Interests Owned by Pledgor
DOA Properties VI, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties VIII, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

ARTICLE IV

EFFECTIVENESS

SECTION 4.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

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ARTICLE V

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Security Agreement or the Facility Documents with respect to the execution of this Agreement.

SECTION 5.2 Confirmation of the Security Agreement. The Grantors, the Lender, the Lender Agent and the First Priority Collateral Agent each hereby acknowledge and agree that, except as herein expressly amended, the Security Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Loan Agreement, after giving effect to the First Amendment Agreement, dated as of July 29, 2008, the Second Amendment Agreement, dated as of August 14, 2008, the Third Amendment Agreement, dated as of November 25, 2008, the Fourth Amendment Agreement, dated as of December 12, 2008 and the Fifth Amendment Agreement, dated as of December 31, 2008, each to the Loan Agreement and amongst the parties thereto. As of the Amendment Effective Date, each reference in the Security Agreement to “this Agreement” shall mean the Security Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 5.3 Financing Statements. The First Priority Collateral Agent hereby authorizes the Grantors to file any financing statements or amendments to financing statements in favor of the First Priority Collateral Agent required in order to perfect the First Priority Collateral Agent’s security interest of the additional Pledged Interests described hereinabove.

SECTION 5.4 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) its representations and warranties set forth in the Security Agreement are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) after giving effect to this Agreement, no Default has occurred and is continuing.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

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SECTION 6.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 6.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 6.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 6.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 6.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 6.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS

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AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC,
as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

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GMAC LLC,
as Lender Agent and Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Group Vice President and Treasurer

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WELLS FARGO BANK, N.A.,
as First Priority Collateral Agent

By:	/s/ Alfia Monastra
Name:	Alfia Monastra
Title:	Vice President

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Acknowledged and Agreed:

RESIDENTIAL CAPITAL, LLC,
as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

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Acknowledged and Agreed:

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT I, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DOA HOLDING PROPERTIES, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

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Acknowledged and Agreed:

RFC ASSET HOLDINGS II, LLC,
as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT IV, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

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Acknowledged and Agreed:

AMERILAND, LLC, as Grantor

By:	REG-PFH, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

REG-PFH, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOME CONNECTS LENDING SERVICES, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I VFN HOLDINGS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

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Acknowledged and Agreed:

GMACR MORTGAGE PRODUCTS, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DITECH, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CONSUMER SERVICES, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE USA CORPORATION, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

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Acknowledged and Agreed:

RFC ASSET MANAGEMENT, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC SFJV-2002, LLC, as Grantor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RCSFJV2004, LLC, as Grantor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

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